John Hancock Funds III

Supplement dated August 17, 2017 to the current summary prospectus, as may be supplemented

John Hancock Global Shareholder Yield Fund (the fund)

The following information supplements the portfolio manager information in the summary prospectus under the heading “Portfolio management”:

Effective close of business on October 31, 2017 (the effective date), Eric L. Sappenfield, will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Mr. Sappenfield as a portfolio manager of the fund will be removed from the summary prospectus. Following the effective date, William W. Priest, CFA, CPA, John Tobin, Ph. D., CFA, Kera Van Valen, CFA and Michael A. Welhoelter, CFA, will continue as leaders of the fund’s investment management team.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.